SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X) Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              TADEO HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              TADEO HOLDINGS, INC.
                            42705 GRAND RIVER AVENUE
                              NOVI, MICHIGAN 48375

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 1, 1999

                            ------------------------


To the Stockholders of TADEO HOLDINGS, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of Tadeo Holdings, Inc. (the "Company" or the "Corporation") will be held at Detroit Marriott Southfield, 27033 Northwestern Highway, Southfield, Michigan 48034 on April 1, 1999 at 11:30 a.m. local time for the following purposes:

      1. To elect four directors to hold office until the next Annual Meeting;

      2. To ratify the selection of Feldman Sherb Ehrlich & Company, P.C. auditors of the Company for the Fiscal Year ending June 30, 1999; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed February 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on February 1, 1999 will be entitled to vote at the meeting or any adjournment or adjournments thereof.
                                    By Order of the Board of Directors


                                    Brian Bookmeier,
                                    PRESIDENT

      WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE PROVIDED FOR YOUR USE.



                               TADEO HOLDINGS, INC.

                             42705 GRAND RIVER AVENUE

                               NOVI, MICHIGAN 48375

                             ------------------------

                                 PROXY STATEMENT

                              ---------------------



                   GENERAL INFORMATION CONCERNING SOLICITATION



      This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Tadeo Holdings, Inc. (hereinafter referred to as the "Company" or the "Corporation"), for its Annual Meeting of Stockholders (the "Meeting") to be held on April 1, 1999, or any adjournments thereof. Shares cannot be voted at the meeting unless their owner is present in person or represented by proxy. Copies of this proxy statement and the accompanying form of proxy shall be mailed to the stockholders of the Company on or about February 16, 1999, accompanied by a copy of the Company's Annual Report containing financial statements as of and for the three (3) fiscal years ended June 30, 1998, together with other information respecting the operations of the Company. The principal executive offices of the Company are located at the address indicated above.

      If a proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve each proposition and to elect each nominee for director identified on the proxy. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any stockholder present at the Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted. A proxy received after a vote is taken at the Meeting will not revoke a proxy received prior to the Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

      All expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxies and Proxy Statements will be borne by the Company, Directors, officers and regular employees of the Company, who will receive no additional compensation therefore, may solicit proxies by telephone or personal call, the cost of which will be nominal and will be borne by the Company. In addition, the Company will reimburse brokerage houses and other institutions and fiduciaries for their expense in forwarding proxies and proxy soliciting material to their principals.

      Under Delaware statutory law stockholders are estopped from bringing any action against a Delaware Corporation with regard to any matter approved or ratified by stockholders, on which matter adequate information has been provided to stockholders, solely for the reason that an interested director is involved in the transaction. By voting to approve any such matter, however, stockholders are not estopped from taking action against the Company on the basis of other objections or under common law principles, such as fraud.

      At the close of business on February 1, 1999, there were outstanding 15,042,813 shares of Common Stock, and 1,000,000 shares of Series B Preferred Stock (referred to as the "Preferred Stock"), which constituted the voting securities of the Company. Each stockholder is entitled to cast one vote for each share of Common Stock and one-half vote for each share of Preferred Stock, which is present at the Meeting either in person or by proxy. Only holders of record of the outstanding shares of Common Stock at the close of business on February 1, 1999 will be entitled to vote at the Meeting.


                          SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT



      The following table identifies each person or entity known to the Company to be the beneficial owner of more than five percent of the Company's common stock on February 1, 1999, each director of the Company, each nominee for director, and all the directors and officers of the Company as a group, and sets forth the number of shares of the Company's common stock beneficially owned by each such person and such group and the percentage of the shares of the Company's outstanding common stock owned by each such person and such group. In all cases, the named person has sole voting power and sole investment power of the securities.

                                         NUMBER OF SHARES OF
                                             COMMON STOCK          PERCENTAGE OF
    NAME AND ADDRESS OF                   BENEFICIALLY OWNED        OUTSTANDING
      BENEFICIAL OWNER                           (1)             COMMON STOCK OWNED
-----------------------------            ---------------------   -------------------
Brian D. Bookmeier..................            579,148                  5.7%
37119 Muirfield
Livonia, MI 48150 (2)

Alexander Kalpaxis..................           1,307,083                11.5%
88-27 82nd Street
Glendale, NY  11385

Estate of Fred Kassner..............           4,390,725                27.9%
69 Spring Street
Ramsey, NJ 07446 (3)

James Linesch.......................            157,000                  1.0%
3401 Walnut Avenue
Manhattan Beach, CA 90266 (4)

Multimedia Access Corporation.......           1,240,310                12.1%
2665 Villa Creek Drive
Suite 200
Dallas, TX  75234
Attn: William S. Leftwich, CFO

Robert M. Rubin.....................            855,615                  5.7%
6060 Kings Gate Circle
Delray Beach, FL 33484 (3)(4)

The Rubin Family Irrevocable Stock..            750,000                  5.0%
      Trust U/A, Dated April 1, 1997
c/o Marjorie Rubin
25 Highland Boulevard
Dix Hills, NY 11746

Damon D. Testaverde.................            407,372                  2.7%
580 Oakdale Street
Staten Island, NY 10312 (4)

                                         NUMBER OF SHARES OF
                                             COMMON STOCK          PERCENTAGE OF
    NAME AND ADDRESS OF                   BENEFICIALLY OWNED        OUTSTANDING
      BENEFICIAL OWNER                           (1)             COMMON STOCK OWNED
-----------------------------            ---------------------   -------------------
All officers and directors as a group
(4 persons)(2)(3)...................           2,550,622                16.4%

----------------------------
(1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 3d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Includes 338,333 shares of Common Stock held by Mr. Bookmeier as well as 166,667 shares of Common Stock issuable to Mr. Bookmeier upon conversion of his 333,334 shares of Series B Preferred Stock. Also includes options to purchase 125,000 shares of Common Stock at $1.35 per share, granted to Mr. Bookmeier in connection with the waiver of certain cash compensation in 1996.

 (3) For the Estate of Mr. Kassner, includes 575,155 shares of Common Stock underlying the Company's publicly-traded Class A Warrants and 100,000 shares of Common Stock underlying Warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in Company assets. For Mr. Rubin, includes the shares underlying 100,000 warrants granted in connection with the waiver of defaults under then existing indebtedness.

(4) Includes 20,000 options (10,000 exercisable at $1.81 per share of Common Stock and 10,000 exercisable at $.97 per share of Common Stock) under the Company's 1997 Non-Employee Director's Stock Option Plan.

                      DIRECTORS, NOMINEES FOR DIRECTORS AND

                        EXECUTIVE OFFICERS OF THE COMPANY



      The executive officers, directors and nominees for director of the Company are as follows:

            NAME                    AGE          POSITION WITH THE COMPANY
-----------------------------    -----------   -------------------------------
Brian D. Bookmeier............       39        President of Tadeo Holdings,
                                               Inc., Acting Chief Financial
                                               Officer, Director and Nominee
                                               for Director

James Linesch.................       44        Director and Nominee for
                                               Director

Damon D. Testaverde...........       49        Nominee for Director

Alexander Kalpaxis............       47        Executive Vice President of
                                               Tadeo Holdings, Inc., Chief
                                               Technology Officer, Director
                                               and Nominee for Director

      Set forth below is a brief background of the officers, directors, nominees for director and key employees of the Company, based on information supplied by them.

      BRIAN D. BOOKMEIER. Mr. Bookmeier has served as President, Chief Executive Officer and a director of the Company since July 1995. From September 1989 until its Merger into the Company Mr. Bookmeier served as Executive Vice President and a Director of Patient Care Services, a home medical equipment supply company that specialized in diabetes management, and the sale of related equipment and supplies. He has been a Director of the American Diabetes Association since June 1995.

      JAMES LINESCH. Since February 1997, Mr. Linesch has served as a Director of the Company. Mr. Linesch is currently the President, Chief Executive Officer and Chief Financial Officer of CompuMed, a public computer company involved with computer assisted diagnosis of medical conditions, which he joined in April 1996 as Vice President and Chief Financial Officer. Mr. Linesch served as a Vice President, Chief Financial Officer and Controller of the Company from August 1991 to April 1996. From May 1988 to August 1991, Mr. Linesch served as the Chief Financial Officer of Science Dynamics Corp., a corporation involved in the development of computer software.

      DAMON D. TESTAVERDE. Mr. Testaverde was President, Chief Executive Officer and a director of the Company from May 1991 through February 1997. Mr. Testaverde has also served as the President and principal stockholder of a R.H. Damon & Company, Inc., a former full service securities broker-dealer which ceased operations in March 1991. From 1986 to 1989, and from March 1991 to March 1994, Mr. Testaverde served as Senior Vice President of F.N. Wolf & Co., Inc., a full service securities broker-dealer. Since March 1994, Mr. Testaverde has been a registered representative with Network One Financial Services, Inc., a full service securities broker-dealer. Mr. Testaverde does not devote his full time and efforts to his duties at Network One Financial Services, Inc.

      Mr. Testaverde is a former director of American Complex Care, Incorporated, a company that provided home healthcare infusion therapies and distributed Medicare Part B products. In April 1995, American Complex Care Incorporated's operating subsidiaries made assignments of their assets for the benefit of creditors without resort to bankruptcy proceedings.

      ALEXANDER KALPAXIS. Mr. Kalpaxis has served as Executive Vice President, Chief Technology Officer and a director of the Company since October 1998. Mr. Kalpaxis has also served as President and Chief Executive Officer of Astratek, Inc. since 1995, which was initially a subsidiary of Bankers Trust, N.A. From 1993 through 1997 Mr. Kalpaxis served as Vice President of Systems Engineering at Bankers Trust, N.A.

      Directors of the Company, including management directors, each receive annual directors' fees of $25,000 for attendance at Board of Directors meetings, and are reimbursed for actual expenses incurred in respect of such attendance.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

      To the knowledge of the Company, no officers, directors, beneficial owners of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other person subject to Section 16 of the Exchange Act with respect to the Company, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, which ended June 30, 1998.

      (The remainder of this page has been intentionally left blank)

                              EXECUTIVE COMPENSATION



      The following table sets forth the amount of all compensation paid by the Company for services rendered during each of 1996, 1997 and 1998 to the person serving as the Company's Chief Executive Officer at any time during such periods and to each of the three (3) highest paid Company current executive officers whose total salary and bonus compensation exceeded $100,000.

                            SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                    -----------------
                                       ANNUAL COMPENSATION               AWARDS
                                 ---------------------------------
                                                          OTHER
                                                          ANNUAL       RESTRICTED
  NAME AND PRINCIPAL      YEAR    SALARY     BONUS     COMPENSATION   STOCK AWARDS
-----------------------  ------  ---------  ---------  -----------  -----------------
Brian Bookmeier........
  President and Chief     1996   $179,306      0         $ 15,000          $0
  Executive Officer       1997   $ 51,408      0         $ 18,000          $0
  and Director            1998   $ 87,500      0         $  1,000          $0

      Officers and key employees of the Company receive employment benefits (e.g., health insurance, automobile allowances) other than cash compensation and interests in the Company's employee stock option plan in amounts that are not required to be separately reported.

      On July 10, 1998, the Company and each of Messrs. Bookmeier, Korby and Gietzen (Messrs. Korby and Gietzen are former officers and directors of the Company), entered into employment termination agreements (the "Agreements"). In mutual consideration of the promises contained in the Agreements severance payments were made as follows: (i) $128,333.33 was paid to each and (ii) each received a $75,000 promissory note bearing 7% annual interest with principal payable on January 1, 2000. Messrs. Korby and Gietzen were each issued 84,166 shares of Tadeo

Common Stock for the purchase price of $1 per share (which subscriptions were paid for in exchange for additional severance payments of $84,166 under the Agreements) and (iv) Mr. Bookmeier was granted stock options under the Tadeo Employee Stock Option Plan to purchase 84,167 shares of Common Stock exercisable at $1.00 per share (which options were exercised by Mr. Bookmeier in exchange for an additional $84,167 severance payment under the Agreements).

      The following table sets forth information concerning options exercised and the number of unexercised options, and the value of such unexercised options, for any persons named in the Summary Compensation Table.

                         Aggregated Option/SAR Exercised
                          In Last Fiscal Year And Fiscal
                            Year-End Option/SAR Values


---------------------------------------------------------------------------------------
                                                                          Value of
                                                        Number of       Unexercised
                                                       Unexercised      In-the-Money
                   Shares Acquired   Value Realized  Options/SARs at  Options/SARs at
       Name        on Exercise (#)        ($)           FY-End(#)        FY-End($)
       (a)               (b)              (c)              (d)              (e)
---------------------------------------------------------------------------------------
                                                     Exercisable/     Exercisable/
                                                     Unexercisable    Unexercisable
                                                     -------------    -------------
Brian Bookmeier         0                 0             125,000/0           0/0


                       EMPLOYMENT AND CONSULTING AGREEMENTS

      In connection with the consummation of the acquisition of Astratek, Inc. ("Astratek") (the "Astratek Merger") the Company entered into an employment agreement with Mr. Alexander Kalpaxis effective October 27, 1998, the date of closing of the Astratek Merger, the term of which ends on October 27, 2001. Mr. Kalpaxis serves as President and Chief Executive Officer of Astratek and Executive Vice President and Chief Technology Officer of the Company. Mr.

Kalpaxis has also been appointed to the Tadeo Board of Directors. Under such employment agreement Mr. Kalpaxis receives a base salary of $160,000 per annum plus customary fringe benefits. In addition, Mr. Kalpaxis is entitled to a performance bonus from Astratek based on the operating results of Astratek. For any fiscal year ending during Mr. Kalpaxis employment in which Earnings Before Taxes Interest Depreciation and Amortization (EBITDA) equals or exceed one million dollars ($1,000,000), Mr. Kalpaxis shall receive a bonus computed as follows: one and one half per cent (1.5%) of EBITDA equal to or in excess of one million dollars ($1,000,000), but less than ten million dollars ($10,000,000); and two and one half per cent (2.5%) of EBITDA in excess of ten million dollars ($10,000,000), but less than fifteen million dollars ($15,000,000). Mr. Kalpaxis shall not be entitled to a bonus on EBITDA in excess of fifteen million dollars ($15,000,000).

                               CERTAIN TRANSACTIONS



      Under the terms of the Patient Care Services Merger Agreement, each of Messrs. Rubin, and Damon Testaverde, agreed to vote all of the shares of Company Common Stock to be owned by them following the Merger for so long as each of such person(s) shall continue to hold not less than 73% of the percentage of the outstanding shares of Company Common Stock issued to him upon consummation of the Merger, for the election of each of Messrs. Korby, Bookmeier and Gietzen to the Board of Directors of the Company. In addition, any additional nominees to the Company's Board of Directors must be acceptable to Messrs. Rubin and Testaverde and to a majority of Messrs. Korby, Bookmeier and Gietzen to the extent that such persons meet the share ownership criterion set forth above.

      In April 1996, Fred Kassner exchanged $776,482 of indebtedness in consideration for: the exercise of 450,000 Warrants at an exercise price of $1.00 per share to acquire 450,000 shares of common stock; and the exercise of 217,655 Class B Warrants at an exercise price of $1.50 per share, to acquire 217,655 shares of common stock and the acquisition of 217,655 Class A Warrants. In July 1998, the Company completed a private placement of 136,837 shares of Common Stock at $1.50 per share to Mr. Kassner.

      On May 7, 1998, Mr. Bookmeier borrowed $159,700 from the Company on a short term basis, maturing July 31, 1998, and bearing interest at 10% per annum. To secure this loan, Mr. Bookmeier pledged his shares of Common Stock and Preferred Stock to the Company. Mr. Bookmeier repaid principal and accrued interest on this loan in full.

      On September 24, 1998, the Company executed a Stock Purchase Agreement with Multimedia Access Corporation, a Delaware corporation ("Multimedia") ("Multimedia Agreement"). According to the terms of the Multimedia Agreement, the Company acquired 1,000,000 shares of Common Stock in Multimedia in return for a direct issuance of 1,240,310 shares of the Company's Common Stock, to Multimedia.

      On October 27, 1998, the Company completed the acquisition of Astratek, Inc., a New York corporation ("Astratek"). The Company acquired Astratek pursuant to a merger (the "Astratek Merger") of Astratek Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Company, with and into Astratek, with Astratek, becoming the wholly-owned subsidiary of the Company, as the surviving corporation of the Astratek Merger. The Merger was effected in accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 23, 1998, among the Company, AAC, Astratek, and the shareholders of Astratek. Astratek develops software tools and related products for internet and intranet technology and provides consulting and professional services for several major companies. As the Merger Consideration delivered to Astratek shareholders, the Company issued 2,294,900 shares of the Company common stock in exchange for cancellation of all the issued and outstanding shares of the capital stock of Astratek prior to the Merger and the issuance of 100 shares of Astratek common stock to the Company post-Merger. The acquisition is accounted for as a pooling of interests business combination. Mr. Kalpaxis, Mr.

Robert Rubin and The Rubin Family Irrevocable Stock Trust U/A, dated April 1, 1997 were the principal stockholders of Astratek prior to the Astratek Merger.

      Seven Sons, Inc. a corporation in which Mr. Bookmeier is a principal stockholder, on November 25, 1998, borrowed $70,000 from the Company for a 30 day period bearing interest at 10% per annum. This loan was guaranteed by Mr. Bookmeier. The loan has been paid in full.

                        ACTION TO BE TAKEN UNDER THE PROXY

      Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy will vote the shares represented thereby: (a) for the election of the persons named in the next succeeding table as nominees for directors of the Company; (b) for the proposal to authorize the appointment of Feldman Sherb Ehrlich & Company, P.C. as the Company's auditors for the current fiscal year ending June 30, 1999; and (c) in connection with the transaction of such other business that may be brought before the Annual Meeting, in accordance with the judgment of the persons voting the proxy.

I.    ELECTION OF DIRECTORS

      NOMINEES

      At the Meeting four directors are to be elected, each to hold office until the next Annual Meeting of Stockholders or until his or her successor shall be elected and shall qualify. The names of the nominees for elections as directors, now serve as directors of the Company, and certain information furnished to the Company by such nominees with respect to them, as of February 1, 1999, are set forth below. Unless authority to vote for one or more nominees is withheld, it is intended that share represented by proxies in the accompanying form will be voted for the election of the following nominees. With respect to any such nominee who may become unable or unwilling to accept nomination or election, it is intended that the proxies will be voted for the election in his stead of such person as the Board of Directors may recommend, but the Board does not know of any reason why any nominee will be unable or unwilling to serve if elected.

                                                                 PRINCIPAL
                                                             OCCUPATION DURING
              NAME               AGE      DIRECTOR SINCE      LAST FIVE YEARS
-----------------------------   -------  -----------------   ----------------
Brian D. Bookmeier........      39            1995                  *1
James Linesch.............      44            1997                  *
Damon D. Testaverde.......      49            1998                  *
Alexander Kalpaxis........      47            1998                  *


                       COMMITTEES AND MEETINGS OF THE BOARD


      At present the Board of Directors has two committees, the Audit and Compensation Committees, which consist of the following individuals, respectively: Messrs. Brian D. Bookmeier, James Linesch, and Damon Testaverde (Audit) and James Linesch and Damon Testaverde (Compensation). During the fiscal year ended June 30, 1998, the Board of Directors met five times, including two actions taken by unanimous written consent of the directors. The Audit and Compensation Committees did not meet, but rather conducted their operations through meetings of the full Board of Directors. All of the nominated directors who served as directors during the fiscal year ended June 30, 1998 attended more than 75% of all the meetings of the Board held during their tenure during such year. See "Directors, Nominees for Director and Executive Officers of the Company" at page 9 above for information concerning fees payable to directors.

--------------------
(1) See "Directors, Nominees for Director and Executive Officers of the Company" on pages 7 through 9.

II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999

      At the Meeting a vote will be taken on a proposal to ratify the appointment by the Board of Directors of Feldman Sherb Ehrlich & Company, P.C., independent certified public accountants, as the independent auditors of the Company for the fiscal year ending June 30, 1999, replacing Feldman Sherb Ehrlich & Company, P.C. Feldman Sherb Ehrlich & Company, P.C. has no interest in or any relationship with the Company except as its auditors.

      Management believes the appointment to be in the best interest of the Company and recommends that it be ratified.

III.  OTHER BUSINESS
      While management of the Company does not know of any matters which may be brought before the Meeting, other than as set forth in the Notice of Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question which may properly be submitted to the meeting.

INCLUSION OF STOCKHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT

      If any stockholder desires to put forth a proposal to be voted on at the 1999 Annual Meeting of Stockholders and wishes that proposal to be included in the Company's Proxy Statement to be delivered to stockholders in connection with such meeting, that stockholder must cause such proposal to be received by the Company at its principal executive office no later than October 22, 1999. The Company intends to hold its 1999 Annual Meeting of Stockholders on or before January 31, 2000. Any request for such a proposal, should be accompanied by a written representation that the person making the request is a record or beneficial owner of the lesser of at least 1% of the outstanding shares of the Company's Common Stock or $1,000 in market value of the Company's common shares and has held such shares for at least one year as required by the Proxy Rules of the Securities and Exchange Commission.

      AVAILABILITY OF FORM 10-K

      The Company will provide, without charge, to any stockholder, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the fiscal year ended June 30, 1998 as filed with the Securities and Exchange Commission, including all financial statements and financial statement schedules required to be filed therewith.

      Any request for a copy of the Form 10-K should include a representation that the person making the request was the beneficial owner, as of the record date, of securities entitled to vote at the Annual Meeting of Stockholders. Such requests should be addressed to: Tadeo Holdings, Inc., 42705 Grand River Avenue, Novi, Michigan 48375.

                 PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

                    IN THE ENVELOPE PROVIDED FOR SUCH PURPOSE

********************************************************************************

                              TADEO HOLDINGS, INC.

                     PROXY - ANNUAL MEETING OF STOCKHOLDERS


                                 APRIL 1, 1999


      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS OF TADEO HOLDINGS, INC. TO BE HELD ON APRIL 1, 1999. ANY STOCKHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON (WHO NEED NOT BE A STOCKHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

      The undersigned, a stockholder of Tadeo Holdings, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Brian D. Bookmeier and Michael Niles, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders to be held on April 1, 1999 at Detroit Marrriott Southfield, 27033 Northwestern Highway, Southfield, Michigan 48034, at 11:30 a.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.

1. THE ELECTION OF DIRECTORS

Election of the following proposed directors to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: Brian D. Bookmeier, Alexander Kalpaxis, James Linesch and Damon
D. Testaverde.
/   / FOR ALL NOMINEES
      (EXCEPT AS MARKED TO THE CONTRARY)     /   / WITHHOLD ALL NOMINEES

/   / ABSTAIN



AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE.

2. Ratify the Appointment of Feldman Sherb Ehrlich & Company, P.C. as independent auditors for the Corporation for the fiscal year ending June 30, 1999

      /  / FOR                /  / AGAINST               /  / ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      /  / FOR                /  / AGAINST               /  / ABSTAIN


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors request that you fill in the date and sign the Proxy and return it in the enclosed envelope.

IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION.

                                          Dated: _____________________, 1999


                                          --------------------------------
                                                      Signature


                                          --------------------------------
                                                      Print Name


                                          --------------------------------
                                                Signature, if Jointly Held

                                          --------------------------------
                                                      Print Name